UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

ENVERIC BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, Florida 34103

April 16, 2024

Dear Stockholders:

We cordially invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our,” “Enveric,” or the “Company”), which will be held on Tuesday, May 28, 2024, at 10:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/ENVB2024. The Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Annual Meeting online, vote and view the list of stockholders entitled to vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2024 and entering the 16-digit control number on your proxy card or voting instruction form, as applicable. You will not be able to attend the Annual Meeting in person. To register and receive access to the virtual Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.

Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your shares are more fully described in the accompanying proxy statement. At the Annual Meeting, six persons will be elected to our board of directors (the “Board”). In addition we will ask stockholders on a non-binding advisory basis to approve the compensation of our named executive officers as disclosed in this proxy statement, to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. The Board recommends the approval of each of these proposals. Additionally, we are conducting an advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers. The Board recommends stockholders vote that the Company hold such vote every year. We will also conduct any other business as may properly come before the Annual Meeting. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of April 1, 2024.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 16, 2024, we will begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2024 Annual Meeting of Stockholders and our 2023 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the meeting and vote online during the meeting. You may change or revoke your proxy at any time before it is voted at the meeting.

On behalf of the Board, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting online.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-866-581-1570 (stockholders) and 646-741-3433 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your ongoing support of our Company.

By Order of the Board of Directors,

/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer and Director

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 28, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our,” “Enveric,” or the “Company”), will be held on Tuesday, May 28, 2024, at 10:00 a.m., Eastern Time via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online and vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2024 during the meeting. Only stockholders of record of our common stock on April 1, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect six directors to serve until the Company’s 2025 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

3.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

4.	To recommend, by a non-binding advisory vote, whether the non-binding advisory vote to approve the compensation of our named executive officers should occur every one year, every two years, or every three years (the “Say-on-Frequency Proposal”); and

5.	To transact such other business that is properly presented at the Annual Meeting and any adjournments, continuations or postponements thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote FOR each of the Board’s six nominees that are standing for election to the board of directors (Proposal 1), FOR the Say-on-Pay Proposal (Proposal 2), FOR the Auditor Ratification Proposal (Proposal 3), and ONE YEAR for the Say-on-Frequency Proposal (Proposal 4).

The Board has fixed the close of business on April 1, 2024 as the Record Date for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), continuations(s), or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Annual Meeting and online during the Annual Meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy as promptly as possible by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

On behalf of our entire Board of Directors, we thank you for your continued support.

By Order of the Board of Directors,

/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer and Director

Naples, Florida
April 16, 2024

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, FL 34103

PROXY STATEMENT FOR ENVERIC BIOSCIENCES, INC.

2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 28, 2024

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “Enveric” refer to Enveric Biosciences, Inc., a Delaware corporation and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.01 per share (“Common Stock”).

The accompanying proxy is solicited by the board of directors of the Company (the “Board”) on behalf of Enveric Biosciences, Inc. to be voted at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 28, 2024, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”). The Annual Meeting will be held virtually via a live webcast on the Internet on Tuesday, May 28, 2024, at 10:00 a.m., Eastern Time.

If you held shares of our Common Stock at the close of business on April 1, 2024 (the “Record Date”), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/ENVB2024 and if you held shares of our Common Stock at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $10,100 plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

On or about April 16, 2024, we intend to begin sending to our stockholders entitled to vote the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for the 2024 Annual Meeting of Stockholders and our 2023 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2024

This proxy statement, the notice of 2024 Annual Meeting of Stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.enveric.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Enveric Biosciences, Inc.

Attn: Kevin Coveney

4851 Tamiami Trail N., Suite 200

Naples, FL 34103.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Joseph Tucker, Ph.D. and Kevin Coveney as your proxies. The proxies will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following proposals:

1.	To elect six directors to serve until the Company’s 2025 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

3.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

4.	To recommend, by a non-binding advisory vote, whether the non-binding advisory vote to approve the compensation of our named executive officers should occur every one year, every two years, or every three years (the “Say-on-Frequency Proposal”); and

5.	To transact such other business that is properly presented at the Annual Meeting and any adjournments, continuations or postponements thereof.

Why is the company soliciting my proxy?

The Board of Directors of the Company (the “Board”) is soliciting your proxy to vote at the Annual Meeting to be held virtually via live audio webcast, on Tuesday, May 28, 2024 at 10:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/ENVB2024 and any adjournments, continuations or postponements of the meeting, which we refer to as the annual meeting. This proxy statement along with the accompanying Notice of 2024 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2024 Annual Meeting of Stockholders, the proxy card and a copy of our 2023 annual report to stockholders because you owned shares of our Common Stock on April 1, 2024, or the Record Date. We will commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, the proxy materials, to stockholders on or about April 16, 2024.

What is the record date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 1, 2024. The Record Date is established by the Board as required by Delaware law. On the Record Date, 7,294,005 shares of Common Stock were issued and outstanding and entitled to vote. Our Common Stock is our only class of outstanding voting stock.

Who can vote?

If on the Record Date your shares of our Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), then you are a stockholder of record.

If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

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You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

What are the voting rights of the stockholders?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why are you holding a virtual Annual Meeting?

Our 2024 Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can submit questions to our Board or management, as time permits.

How do I access the virtual Annual Meeting?

The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.

To be admitted to the virtual Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/ENVB2024 using the 16-digit control number found on the Internet Availability Notice or the proxy card previously mailed or made available to stockholders entitled to vote at the Annual Meeting. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

Will I be able to ask questions and have these questions answered during the virtual Annual Meeting?

Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ENVB2024, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related to rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/ENVB2024.

What happens if there are technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

How do I vote and will my shares be voted if I do not vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time on May 27, 2024 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m., Eastern Time on May 27, 2024 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Annual Meeting at www.virtualshareholdermeeting.com/ENVB2024. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Annual Meeting.

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Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joseph Tucker, Ph.D., our Chief Executive Officer, and Kevin Coveney, our Chief Financial Officer, to serve as the proxies for the Annual Meeting. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director for the Election of Directors, whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to the Say-on-Pay Proposal and Auditor Ratification Proposal, and whether your shares should be voted every ONE YEAR, TWO YEARS, OR THREE YEARS with respect to the Say-on-Frequency Proposal.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time on May 27, 2024. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Annual Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Annual Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

In the event you do not provide instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on Proposal 3 (Auditor Ratification Proposal) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority. Under the rules that govern brokers who are voting with respect to shares that are held in street name, the bank, broker or other nominee that holds your shares has the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The Auditor Ratification Proposal is considered a “routine” matter. Accordingly, the bank, broker or other nominee that holds your shares may vote your shares without receiving instructions from you on Proposal 3 (Auditor Ratification Proposal). A failure to instruct the bank, broker or other nominee that holds your shares on how to vote your shares will not necessarily count as a vote against Proposal 3 (Auditor Ratification Proposal). Proposal 1 (Election of Directors), Proposal 2 (Say-on-Pay Proposal), and Proposal 4 (Say-on-Frequency Proposal) are not considered routine matters. Accordingly, your bank, broker or other nominee does not have the ability to vote your uninstructed shares in Proposal 1 (Election of Directors). In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to our executive compensation or equity compensation (Proposal 2 (Say-on-Pay Proposal) and Proposal 4 (Say-on-Frequency Proposal) of this proxy statement, respectively). Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for Proposals 1, 2, and 4 of this proxy statement.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	“FOR” all six director nominees;
●	“FOR” the Say-on-Pay Proposal;
●	“FOR” the Auditor Ratification Proposal; and
●	“ONE YEAR” for the Say-on-Frequency Proposal.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by one or both of the proxy holders listed in the proxy in accordance with their best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

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●	by notifying the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting and voting virtually. Attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card, is the vote that will be counted.

What if I receive more than one notice or proxy card?

You may receive more than one Internet Availability Notice or proxy card if you hold shares of Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote and will my shares be voted if I do not vote?” for each account to ensure that all of your shares are voted.

What is a “quorum” and what constitutes a quorum for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Amended and Restated Bylaws, as amended (the “Bylaws”), and Delaware law. The presence, in person (which would include presence at a virtual meeting) or represented by proxy, of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting.

What vote is required to approve each proposal and how are votes counted?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Election of Directors.	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the six nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2 — Say-on-Pay Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 3 — Auditor Ratification Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the Audit Committee of our Board will reconsider its appointment.

Proposal 4 — Say-on-Frequency Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve, on an advisory basis, the frequency with which to conduct an advisory vote to approve the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, our Board will review the voting results and take them into consideration when making future decisions regarding the future frequency with which stockholders would be provided an advisory vote on the compensation of our named executive officers.

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Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Broadridge Investor Communication Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, we have engaged Kingsdale Advisors, the proxy solicitation firm hired by the Company, at an approximate cost of $10,100, plus reimbursement of expenses, to solicit proxies on behalf of our Board. Kingsdale Advisors may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale Advisors as well as the reimbursement of expenses of Kingsdale Advisors will be borne by us. Our officers and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Internet Availability Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 646-741-3433. Stockholders may call toll free at 1-866-581-1570. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Eastern Time on Tuesday, May 28, 2024. This year, our Annual Meeting will be held in a virtual meeting format only.

To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/ENVB2024 shortly before the meeting time, and follow the instructions for accessing the webcast. If you miss the Annual Meeting, you can view a replay of the webcast at the same location for at least six months after the meeting. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Internet Availability Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Internet Availability Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you do not wish to participate in householding and would like to receive your own Internet Availability Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Internet Availability Notice or, if applicable, set of proxy materials, follow these instructions:

●	If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

●	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees for Election

On March 27, 2024, our Board, upon the recommendation of the Nominating and Governance Committee of the Board, nominated the following six individuals for election at the Annual Meeting (collectively, the “Company Nominees”):

Name	Age	Position
Michael D. Webb	65	Chairman of the Board
George Kegler	68	Director
Frank Pasqualone	68	Director
Marcus Schabacker, M.D., Ph.D.	59	Director
Joseph Tucker, Ph.D.	55	Chief Executive Officer and Director
Sheila DeWitt, Ph.D.	64	New Nominee for Election

The authorized number of directors may be changed from time to time by resolution of the Board. Prior to the Annual Meeting, the size of the Board is fixed at five directors, all of whom are being nominated for reelection at this Annual Meeting. Our Board has newly nominated Sheila DeWitt, Ph.D. for election, and will increase the size of the Board from five to six directors upon the election of directors at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors.

If elected, respectively, these Company Nominees will serve on our Board until our 2025 annual meeting of stockholders or until their successors are elected and qualified or until their earlier death, resignation or removal. Our Board believes that all of the Company Nominees possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. The six Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the six nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve as a director.

The biographies of the Company Nominees are as follows:

Michael D. Webb has served as a non-employee director of the Company since June 13, 2022 and has served as Chairman of the Board since November 2022. Mr. Webb is the President and Chief Executive Officer of Epion Therapeutics, Inc. and a member of its board of directors, positions he has held since 2017. He has served as a director at iQure Pharma Inc. since 2022, at GMDx Genomics since 2021, at Videokawa since 2018, and at DeuteRx, LLC since 2012. He has been a founder and Chief Executive Officer of biotechnology companies, taking them from seed round funding through venture financing and Nasdaq IPO. Mr. Webb began his career in Booz, Allen & Hamilton’s Chicago office, specializing in healthcare and life sciences and subsequently at CIBA-Geigy (now Novartis) where he was last a Senior Vice President. Mr. Webb holds Bachelor’s degrees in Biochemistry and Economics from the University of Kansas, summa cum laude and an MA in International Relations from Sussex University in the UK. In addition, he holds an MBA degree from Kellogg School of Management with a concentration in healthcare management. He is a past Chairman of the Massachusetts Biotechnology Council. Mr. Webb’s relevant industry experience qualifies him to be a director of the Company.

George Kegler has served as a non-employee director of the Company since December 30, 2020. Mr. Kegler was employed by Mallinckrodt Pharmaceuticals from January 2013 to June 2019, serving as the Executive Vice President and Chief Financial Officer, Interim from December 2018 to May 2019, where he had responsibility for the global finance function and was a member of the executive committee, Vice President Finance from November 2016 to November 2018, President Specialty Generics (Interim) and Vice President Finance from July 2016 to October 2016, and Vice President, Finance from January 2013 to June 2016. He has served in various consulting roles since June 2019, which ended in March 2020. Mr. Kegler has 40 years of experience in financial planning and analysis, corporate finance, controllership and business development. Previously Mr. Kegler served as the Vice President of Commercial Finance for various businesses within Mallinckrodt and was also interim President of the company’s specialty generics business. Prior to joining Mallinckrodt, he was the Chief Financial Officer for Convatec, a private equity-owned company that was purchased from Bristol-Myers Squibb. He worked in various finance roles within Bristol-Myers Squibb including commercial, international, technical operations, research & development as well as the assistant controller of internal controls. Mr. Kegler holds a bachelor’s degree in accounting from the University of Missouri, an MBA from Saint Louis University and completed the Certified Public Accountant exam in Missouri. Mr. Kegler’s experience as an officer at several companies and extensive knowledge of corporate finance qualify him to be a director of the Company.

Frank Pasqualone has served as a non-employee director of the Company since July 13, 2022. Mr. Pasqualone has served as Senior Vice President, Chief Business Officer of Theravance Biopharma, Inc. since November 2020 and joined Theravance Biopharma as Senior Vice President, Operations in June 2014 in connection with its spin-off from Innoviva. Mr. Pasqualone held the position of Senior Vice President, Operations at Innoviva since January 2014. From 2010 to 2012, he served as President of Intercontinental Region: Latin America, Middle East and Africa and also as President of Southern Europe from 2009 to 2010, at Bristol-Myers Squibb (BMS). Over a 25-year period with BMS, Mr. Pasqualone held senior management positions in the U.S. and globally. In the U.S., he was responsible for the Oncology/Virology business and led the marketing group in the Diabetes business. After leaving Bristol-Myers Squibb and prior to joining Theravance, Mr. Pasqualone was self-employed as a part-time consultant. Since October 2018, Mr. Pasqualone has served as a member of the board of trustees at Saint Francis University. Mr. Pasqualone holds an M.B.A. from University of Dayton and a B.S. in Marketing from Bowling Green State University in Ohio. Mr. Pasqualone’s relevant industry experience as an officer at several companies qualifies him to be a director of the Company.

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Marcus Schabacker, M.D., Ph.D. has served as a non-employee director of the Company since December 30, 2020. Since January 2018, Dr. Schabacker has served as President and Chief Executive Officer of the ECRI Institute, a non-profit organization with 500 employees and an operating budget of $80 million focusing on advancing evidenced-based, effective healthcare globally. Prior to joining ECRI, Dr. Schabacker worked at Baxter Healthcare Corporation, serving as Corporate Vice President and Chief Scientific Officer from July 2015 to May 2017, chairman of the executive quality council from March 2014 to May 2017, Chief Scientific Officer, Medical Products from July 2014 to July 2015, and Vice President, R&D, Medical Products from March 2011 to July 2014. During his clinical years, and his time as an industry thought leader, Dr. Schabacker was focused on patient safety and enhancing patient care. For over a decade Dr. Schabacker has served on numerous boards of small and midsize companies and organizations, providing management with guidance and expertise to strategically accelerate growth and to build successful and sustainable high performing management teams. Dr. Schabacker’s medical background and relevant research and development experience qualify him to be a director of the Company.

Joseph Tucker, Ph.D. has served as our Chief Executive Officer and Director since September 16, 2021. Prior to joining the Company, Dr. Tucker was the Chief Executive Officer, President and Director of MagicMed Industries Inc., from its founding in May 2020 until its acquisition by the Company in September 2021. Dr. Tucker was the Executive Chairman of Willow Biosciences Inc., a TSX-listed public company, from April 2019 to March 2020. From March 2014 until April 2019, Dr. Tucker was the Chief Executive Officer, President and Director of Epimeron Inc., which amalgamated with BioCan Technologies Inc. in April 2019 to become Willow Biosciences, Inc. Between 2007 and 2014, Dr. Tucker held President, Chief Executive Officer, and Chief Financial Officer roles in several other private biotechnology companies including VirTech Bio, Inc., Taiga Bioactives Inc., SolAeroMed, Inc., and Pharmavation, Inc. From January 2001 until January 2007, Dr. Tucker was Chief Executive Officer, President and Director of Stem Cell Therapeutics, a TSX-listed public biotechnology company. Prior to leading biotechnology companies, Dr. Tucker was a healthcare analyst with two investment banks and also served in a technology commercialization capacity for a university technology transfer office. Dr. Tucker received his Ph.D. in Biochemistry and Molecular Biology from the University of Calgary. Dr. Tucker’s relevant industry experience qualifies him to be a director of the Company.

Sheila DeWitt, Ph.D. was nominated to serve as a non-employee director of the Company by the Board on March 27, 2024. Dr. DeWitt has provided research and development services as an advisory consultant to the Company since May 2022. These services are provided as needed on an hourly basis. To date, the amount billed for Dr. DeWitt’s services has not exceeded $120,000 in any 12 month period. Since December of 2012, Dr. DeWitt has served as the President, Chief Executive Officer, and the Chair of the Board of Directors of DeuteRx, LLC. She has also served as a Director at Neuromity Therapeutics, Inc. from November 2021 to December 2023, and at RIFFIT, Inc. from March 2019 to November 2022. She also served as the President, Chief Executive Officer, and Chair of the Board of Directors at Deuteria Pharmaceuticals, Inc. from December 2010 to December 2012. Dr. DeWitt is a life sciences executive and serial entrepreneur with more than 35 years of experience in pharmaceutical and biotechnology companies including leading the start-up or turnaround of biotechnology companies or business units, orchestrating M&A transactions, and managing global R&D organizations. She earned her B.A. in Chemistry from Cornell University in 1982 and Ph.D. in Synthetic Organic Chemistry from Duke University in 1986 and has received numerous honors including Famous Organic Chemists by American Chemical Society (ACS) Organic Division (2019), “Women to Watch” by Mass High Tech (2013), and “Buzz of BIO” Pipelines of Promise for Deuteria Pharmaceuticals, Inc. (2012). Dr. DeWitt’s relevant industry experience qualifies her to be a director of the Company.

Family Relationships

There are no family relationships between any of our executive officers or directors.

Required Vote

A plurality of the shares voted for each nominee at the Annual Meeting is required to elect each nominee as a director.

OUR BOARD RECOMMENDS THE ELECTION OF MICHAEL D. WEBB, GEORGE KEGLER, FRANK PASQUALONE, MARCUS SCHABACKER, M.D., PH.D., JOSEPH TUCKER, PH.D., AND SHEILA DEWITT, PH.D., AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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CORPORATE GOVERNANCE

Composition of the Board of Directors

Our Amended and Restated Certificate of Incorporation, as amended, and Bylaws provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board is currently fixed at five directors. Our Board has newly nominated Sheila DeWitt, Ph.D. for election, and will increase the size of the Board from five to six directors upon the election of directors at the Annual Meeting. Subject to any rights applicable to any then-outstanding shares of preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Stockholders vote to elect directors with a term then expiring each year at our annual meeting.

We have no formal policy regarding board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds. Pursuant to Rules 5605(f) and 5606 of the Nasdaq Listing Rules, the following table presents a diversity matrix with respect to our 2024 and 2023 Company Nominees.

BOARD DIVERSITY MATRIX
	As of 4/1/2024				As of 11/2/2023
TOTAL NUMBER OF DIRECTORS	6				5
PART I:
GENDER IDENTITY	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
Directors	1	5	-	-	-	5	-	-
PART II:
DEMOGRAPHIC BACKGROUND	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
African American or Black	-	-	-	-	-	-	-	-
Alaskan Native or Native American	-	-	-	-	-	-	-	-
Asian	-	-	-	-	-	-	-	-
Hispanic or Latinx	-	-	-	-	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-	-		-	-
White	1	5	-	-	-	5	-	-
Two or More Races or Ethnicities	-	-	-	-	-	-	-	-
LGBTQ+	-				-
Did Not Disclose Demographic Background	-				-

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominating and Governance Committee of the Board considers the appropriate size of the Board, as well as the qualities and skills of individual candidates, which include the following:

●	A history illustrating personal and professional integrity and ethics;

●	Independence;

●	Successful business management experience;

●	Public company experience, as officer or board member;

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●	Relevant professional experience;

●	Diversity;

●	Educational background.

The Nominating and Governance Committee’s goal is to assemble a board of directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The Nominating and Governance Committee also considers candidates with relevant non-business experience and training.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Nominating and Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and our stockholders. The Nominating and Governance Committee does believe it appropriate for at least one, and preferably several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by the rules of the SEC, and that a majority of the members of the Board meet the definition of an “independent director” under the listing standards of the Nasdaq Stock Market.

Identification and Evaluation of Nominees for Directors

The Nominating and Governance Committee identifies nominees for director by first evaluating the current members of the Board willing to continue their service on the Board. Current members with qualifications and skills that are consistent with the Nominating and Governance Committee’s criteria for service on the Board and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue his or her service or if the Board decides not to re-nominate a member for re-election, the Nominating and Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Governance Committee generally polls the Board and members of management for their recommendations regarding potential new nominees. The Nominating and Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The Nominating and Governance Committee reviews the qualifications, experience and background of the candidates.

Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best attain success for the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Governance Committee makes its recommendation to the Board. Historically, the Nominating and Governance Committee has not relied on third-party search firms to identify board candidates. The Nominating and Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

The Nominating and Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of the Board or management.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the Nominating and Governance Committee, care of our Corporate Secretary at our corporate headquarters and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Nominating and Governance Committee of the Board; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to the Board, including addressing the factors that the Board normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the Nominating and Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 45th calendar day nor earlier than the 75th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

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Board Leadership Structure

Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate persons. The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined; however, in the event that they are combined, the independent directors may appoint an independent director to serve in a lead capacity in specific circumstances. The lead independent director would then coordinate the activities of the other non-management directors and perform such other duties and responsibilities as the Board may determine. Our Board currently believes the division of responsibility between separate individuals serving as Chairman and Chief Executive Officer, respectively, is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. This approach is subject to the evolving needs of the Company, as the goal of the Board is to ensure the best possible management structure for the Company at any given time.

Board Meeting Attendance

During the year ended December 31, 2023, our Board held 11 meetings and acted by unanimous written consent on four occasions, and the various committees of our Board held seven meetings. Each director attended at least 90% of the total number of meetings of our Board and of committees of our Board on which he or she served during the year ended December 31, 2023. We expect our directors to attend board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders.

Director Independence

We are currently listed on the Nasdaq Stock Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, the Board has determined that Mr. Webb, Dr. DeWitt, Mr. Kegler, Mr. Pasqualone, and Dr. Schabacker have no relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Rules.

Director Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at the Annual Meeting, we encourage all of our directors to attend. All of our directors attended our annual meeting of stockholders held in 2023.

Committees of the Board of Directors

The Board delegates various responsibilities and authority to different board committees. Committees regularly report on their activities and actions to the full board. Currently, the Board has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Science and Technology Committee. Committee assignments are re-evaluated annually. Each of these standing committees operates under a charter that has been approved by our Board. The current charter of each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee is available on our website at www.enveric.com in the “Corporate Governance” section under “Investors.”

The following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee	Science and Technology Committee
George Kegler	Chairman		X
Frank Pasqualone	X	Chairman	Chairman
Michael Webb	X	X		X
Marcus Schabacker, M.D., Ph.D.		X	X	Chairman

If Sheila DeWitt, Ph.D. is elected to the Board, the Board intends to appoint her as a member of the Science and Technology Committee.

Audit Committee

The members of our Audit Committee currently are George Kegler (chairman), Frank Pasqualone, and Michael Webb. Our Board has determined that all members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq Listing Rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Our Board has also reviewed the education, experience, and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. Kegler qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

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The Audit Committee is governed by a written charter approved by the Board and provides assistance to the Board in fulfilling the Board’s responsibility to the Company’s stockholders relating to the Company’s accounting and financial reporting practices and system of internal control, the audit process, the quality and integrity of the Company’s financial reporting, and the Company’s process for monitoring compliance with laws and regulations and its code of conduct. The functions of the Audit Committee include, among other things:

●	Approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	Reviewing the proposed scope and results of the audit;

●	Reviewing and pre-approving audit and non-audit fees and services;

●	Reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	Reviewing and approving transactions between us and our directors, officers and affiliates;

●	Recognizing and preventing prohibited non-audit services;

●	Establishing procedures for complaints received by us regarding accounting matters;

●	Overseeing internal audit functions, if any; and

●	Preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

The Audit Committee is also responsible for overseeing the Company’s cybersecurity prevention efforts and incident response processes. Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

The Audit Committee met three times during the year ended December 31, 2023.

Compensation Committee

The members of our Compensation Committee currently are Frank Pasqualone (chairman), Marcus Schabacker, M.D., Ph.D., and Michael Webb. Our Board has determined that Mr. Pasqualone, Dr. Schabacker, and Mr. Webb are independent in accordance with Nasdaq Rules.

The Compensation Committee is governed by a written charter approved by the Board. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. The Compensation Committee will annually review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and recommend to the Board the Chief Executive Officer’s compensation levels based on this evaluation. The Compensation Committee will also annually review and make recommendations to the Board with respect to compensation of our non-employee directors and executive officers other than the Chief Executive Officer. The charter of the Compensation Committee also permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. In the fiscal year ended December 31, 2023, the Compensation Committee engaged Meridian Compensation Partners, LLC to provide guidance on right-sizing RSU grants to our executive officers under our long-term incentive plan. The Compensation Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Compensation Committee. The functions of the Compensation Committee include, among other things:

●	Reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

●	Establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	Administering our stock incentive plans; and

●	Preparing the report of the compensation committee that the rules of the SEC may require to be included in our annual meeting proxy statement.

The Compensation Committee met three times during the year ended December 31, 2023.

Nominating and Governance Committee

The members of our Nominating and Governance Committee currently are Frank Pasqualone (chairman), Marcus Schabacker, M.D., Ph.D. and George Kegler. The Board has determined that Mr. Pasqualone, Dr. Schabacker and Mr. Kegler are independent in accordance with Nasdaq Rules.

The Nominating and Governance Committee is governed by a written charter approved by the Board. The functions of the Nominating and Governance Committee include, among other things:

●	Evaluating the current composition, organization and governance of the board and its committees, and making recommendations for changes thereto;

●	Reviewing each director and nominee annually;

●	Determining desired board member skills and attributes and conducting searches for prospective members accordingly;

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●	Evaluating nominees, and making recommendations to the Board concerning the appointment of directors to board committees, the selection of board committee chairs, proposal of the slate of directors for election to the board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	Overseeing the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company;

●	Developing, adopting and overseeing the implementation of a code of business conduct and ethics; and

●	Administering the annual board performance evaluation process.

The Nominating and Governance Committee met one time during the year ended December 31, 2023.

The Board of Directors’ Role in Risk Oversight

The Board, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of the Board participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by the Board on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and cybersecurity risks, as well as our policies with respect to risk assessment and risk management. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Members of the management team report directly to the Board or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to the full Board at the next meeting of the Board, or sooner if deemed necessary. This enables the Board and its committees to effectively carry out its risk oversight role.

Communications with the Board of Directors

Any stockholder may send correspondence to the Board, c/o Enveric Biosciences, Inc., 4851 Tamiami Trail N, Suite 200, Naples, FL 34103. Our Corporate Secretary will review all correspondence addressed to the Board, or any individual director, and forward all such communications to the Board or the appropriate director prior to the next regularly scheduled meeting of the Board following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to the Board that is not forwarded to the Board and will make such correspondence available to the Board for its review at the request of any member of the Board.

Insider Trading Policy and Anti-Hedging and Anti-Pledging Policies

We have adopted an Insider Trading Policy. Under our Insider Trading Policy, Company personnel, including directors, officers, employees and consultants of the Company, as well as certain family members, other members of a person’s household and entities controlled by Company personnel, are prohibited from engaging in short sales of the Company’s securities, using the Company’s securities to secure a margin or other loan, engaging in transactions in publicly-traded options relating to the Company’s securities, and engaging in similar risk reduction or hedging transactions.

Clawback Policy

We have adopted a Clawback Policy which provides for the recovery of certain incentive compensation in the event of an accounting restatement. Under the Clawback Policy, if the Company’s financial results are restated, due to the Company’s material noncompliance with any financial reporting requirements under securities laws, the portion of any amounts of incentive compensation paid to the Company’s current and former executive officers based on erroneous data will be recouped from those current and former executive officers, as determined by our Compensation Committee. We have posted a copy of the Clawback Policy on our website, as described below.

Cyber Security Policies

We have adopted an Incident Disclosure Policy, Cyber Security Employee Policy, and Cyber Security Policy Roles and Framework for assessing, identifying, and managing material risk from cybersecurity threats. We have also engaged certain external parties, including consultants and computer security firms to enhance our cybersecurity oversight. The Audit Committee of the Board oversees the Chief Financial Officer who is primarily responsible for assessing and managing the Company’s cybersecurity risk.

Corporate Governance Documents Available Online

Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Nominating and Governance Committee charter, Corporate Code of Conduct and Ethics and Whistleblower Policy, and Clawback Policy are available free of charge on the “Investors” section of our website (www.enveric.com) under the tab “Corporate Governance”. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement. Stockholders may also request paper copies of these documents free of charge upon written request to the Corporate Secretary at Enveric Biosciences, Inc., 4851 Tamiami Trail N, Suite 200, Naples, FL 34103.

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Director Term Limits

The Board does not currently have a term limit policy limiting the number of years a director may serve on the Board.

Executive Officers

The names of our executive officers, their ages, their positions with the Company, and other biographical information as of April 8, 2024, are set forth below. There are no family relationships among our directors and executive officers. We have employment agreements with our executive officers. All of our executive officers are at-will employees.

Name	Age	Position(s)
Joseph Tucker, Ph.D.	55	Chief Executive Officer and Director
Peter Facchini, Ph.D.	61	Chief Innovation Officer
Kevin Coveney	60	Chief Financial Officer

Joseph Tucker, Ph.D. For information regarding Dr. Tucker, see “Proposal 1: Election of Directors - Nominees for Election” above.

Peter Facchini, Ph.D., has served as our Chief Innovation Officer since joining the Company in September 2021. Dr. Facchini has been a Professor of Plant Biochemistry in the Department of Biological Sciences at the University of Calgary since 1995, during which he held the Canada Research Chair in Plant Metabolic Processes Biotechnology, was a 2019 Parex Resources Innovation Fellow, received the 2021 Faculty of Science Innovation Excellence Award, and was a finalist for the 2022 Alberta Science, Technology and Leadership (ASTech) award. Prior to joining the Company, Dr. Facchini co-founded and was the Chief Scientific Officer of Epimeron Inc., Willow Biosciences Inc. and MagicMed Industries Inc. Dr. Facchini has published over 170 peer-reviewed scientific papers and co-invented innovations covered by more than 50 patents. Dr. Facchini is an international leader in the fields of natural product metabolic biochemistry and biotechnology.

Kevin Coveney has served as our Chief Financial Officer since March 13, 2023. Mr. Coveney brings to the Company over 30 years of experience in biotechnology finance and accounting. Mr. Coveney is the founder of Coveney Capital Advisors and has provided fractional CFO and consulting services to Progressive Therapeutics, Inc. from September 2022 to March 2023 and Power of Patients, LLC, from October 2022 to March 2023, respectively. Mr. Coveney previously held the position of chief financial officer at Memgen, Inc. from November 2021 to June 2022 and at Q-State Biosciences, Inc. from April 2020 to April 2021. Prior to his chief financial officer position, Mr. Coveney served as Senior Vice President of Finance, HR & IT of Vedanta Biosciences, Inc. from November 2018 to February 2020. He held various senior positions at Berg Health LLC from September 2015 to November 2018. Mr. Coveney was an Audit Partner at Braver PC (now Marcum) from July 2007 through October 2012. Mr. Coveney holds a Bachelor of Science degree in Management with a Concentration in Accounting from the University of Massachusetts and served as a non-commissioned officer in the United States Coast Guard.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth total compensation paid to the named executive officers for the years ended December 31, 2023 and 2022, comprised of (i) the individual who served as our Chief Executive Officer during the 2023 fiscal year, (ii) the two most highly compensated executive officers other than the Chief Executive Officer who were serving as an executive officer at the end of the 2023 fiscal year and whose compensation, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) any individual who would otherwise be included in (ii) above but for the fact that such individual was not serving as an executive officer of ours at the end of the 2023 fiscal year. On July 14, 2022 the Company effected a 1-for-50 reverse stock split (the “Reverse Stock Split”). All historical share and per share amounts reflected throughout this section have been adjusted to reflect the Reverse Stock Split.

Name and Principal Position	Year	Salary		Bonus	Stock Awards(1)		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Joseph Tucker(2)	2023	450,785			126,280	(3)					577,065
Chief Executive Officer	2022	361,667		-	-		270,270	(4)	194,000	(5)	825,937

Avani Kanubaddi(6)	2023	422,807		-	28,700	(7)			-		451,507
Former President and Chief Operating Officer	2022	335,833		-	755,626	(7)	209,138	(4)	-		1,300,597
									-
Peter Facchini, Ph.D.(8)	2023	233,272	(9)	-	48,790	(9)(10)	-		-		282,062
Chief Innovation Officer	2022	221,750	(9)	-	—		110,625	(4)(9)	-		332,375
									-
Kevin Coveney(11)	2023	308,989			49,688	(12)	-		-		358,677
Chief Financial Officer	2022	-		-	-		-		-		-

(1)	Stock compensation consists of Restricted Stock Unit Award (“RSUs”) and Restricted Stock Awards (“RSAs”). RSUs and RSAs may contain vesting conditions that include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels or achievement of defined performance milestones, termination of the employee without cause, resignation of the employee for good cause or change in control. Please also note there are no assurances that such vesting conditions will be met and accordingly there are no assurances that any unvested RSUs or RSAs will become vested prior to being forfeited on the expiration date defined in the relevant award agreements. Furthermore, RSUs require that the recipient’s employment with the Company be terminated, or that a change of control occur, as a prerequisite of conversion of vested restricted stock units into shares of Common Stock.

(2)	Dr. Tucker was appointed Chief Executive Officer on September 16, 2021. Effective February 1, 2023, Dr. Tucker’s annual base salary was increased from $364,000 to $458,640.

(3)	Dr. Tucker’s 2023 stock compensation consists of an aggregate of 44,000 RSUs, valued at $126,280, with such valuation being based on the Company’s closing price per share of $2.87 on the RSU grant date.

(4)	Bonus for 2022 performance was paid in January 2023.

(5)	The amount represents $194,000 paid to Dr. Tucker in 2022 to cover taxes incurred in connection with payments relating to the Amalgamation with MagicMed.

(6)	Mr. Kanubaddi served as Chief Operating Officer from December 30, 2020 through June 17, 2023. Effective June 17, 2023, the Company entered into a separation agreement with Mr Kanubaddi. In accordance with the separation agreement, the Company agreed to continue to pay Mr. Kanubaddi his base salary for the twelve-month period following the separation date. Severance in the amount of $205,968 is included in Mr. Kanubaddi’s salary, in accordance with this agreement.

(7)	Mr. Kanubaddi’s 2023 stock compensation consists of an aggregate of 10,000 RSUs, valued at $28,700, with such valuation being based on the Company’s closing price per share of $2.87 on the RSU grant date. Mr. Kanubaddi’s 2022 stock compensation consists of an aggregate of 22,556 RSUs, valued at $755,626, with such valuation being based on the Company’s closing price per share of $33.50 on the RSU grant date.

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(8)	Dr. Facchini has served as Chief Innovation Officer since September 16, 2021.

(9)	Salaries, bonus and non-equity incentive plan compensation that were originally paid or recorded in Canadian dollars were converted to U.S. dollars using the Bloomberg average exchange rate of C$1.00 to US$0.756 for the 12-month period ended December 31, 2023 and $1.00 to US$0.808 for the 12-month period ended December 31, 2022.

(10)	Dr. Facchini’s 2023 stock compensation consists of an aggregate of 17,000 RSUs, valued at $48,790, with such valuation being based on the Company’s closing price per share of $2.87 on the RSU grant date.

(11)	Mr. Coveney has served as Chief Financial Officer since March 13, 2023.

(12)	Mr. Coveney’s 2023 stock compensation consists of an aggregate of 26,500 RSUs, valued at $49,688, with such valuation being based on the Company’s closing price per share of $1.88 on the RSU grant date.

Narrative Disclosure to Summary Compensation Table

Tucker Employment Agreement

On May 24, 2021, Joseph Tucker, Ph.D. entered into an employment agreement (the “Tucker Employment Agreement”) with the Company pursuant to which he became the Company’s Chief Executive Officer, effective as of the September 16, 2021 closing date of the Company’s amalgamation (the “Tucker Effective Date”).

Pursuant to the Tucker Employment Agreement, Dr. Tucker was initially entitled to an annual base salary of $350,000 (“Tucker Base Salary”). Dr. Tucker also received, upon entering into the Tucker Employment Agreement, a one-time signing bonus of $100,000 and 1,375 RSUs, of which half are subject to time-based vesting and the other half are subject to market-based vesting. Pursuant to the Tucker Employment Agreement, upon entering into the agreement, Dr. Tucker also received an initial equity compensation grant of 15,000 RSUs, of which half are subject to time-based vesting and the other half are subject to market-based vesting. The RSUs are subject to the terms and conditions of the Company’s 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan”) and will vest in quarters on each of the first four anniversaries of the Tucker Effective Date.

Effective as of March 1, 2022, our Board approved an increase in annual base salary from $350,000 to $364,000 for Dr. Tucker. Beginning in calendar year 2022, Dr. Tucker became eligible to receive annual performance bonuses of up to 75% of the Tucker Base Salary, as determined from time to time by the Board. Effective as of February 1, 2023, our Board approved an increase in annual base salary from $364,000 to $458,640 for Dr. Tucker

The Tucker Employment Agreement will remain in effect until terminated by either party. Either party may terminate the Tucker Employment Agreement upon advance written notice of termination to the other party at least 30 days prior. In addition, the Tucker Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Tucker Employment Agreement.

Pursuant to the Tucker Employment Agreement, if Dr. Tucker’s employment is terminated by the Company without Cause (as defined therein) or by Dr. Tucker for Good Reason (as defined therein), then the Company must pay Dr. Tucker, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Tucker Base Salary.

The Tucker Employment Agreement also contains covenants restricting Dr. Tucker from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Tucker’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2023, Dr. Tucker has been awarded an aggregate of 60,375 RSUs, of which 55,250 remain unvested. All outstanding RSUs held by Dr. Tucker will become fully vested upon the occurrence of a Change in Control (as defined in the Incentive Plan). In addition, if we terminate Dr. Tucker’s employment without Cause or if Dr. Tucker terminates his employment for Good Reason, all outstanding RSUs subject to time-based vesting and held by Dr. Tucker will become fully vested, and all outstanding RSUs subject to market-based vesting that would have vested on the vesting date occurring on or next following Dr. Tucker’s employment termination date will become fully vested, provided that the applicable performance goal has been achieved by such date. All shares underlying vested RSUs will not be converted into issued shares until after the earlier of a Change in Control or the termination of Dr. Tucker’s employment with the Company for any reason other than a termination by the Company for Cause.

Coveney Employment Agreement

On February 22, 2023, Kevin Coveney entered into an employment agreement (the “Coveney Employment Agreement”) with the Company pursuant to which he became the Company’s Chief Financial Officer, effective as of the March 13, 2023 (the “Coveney Effective Date”).

Pursuant to the Coveney Employment Agreement, Mr. Coveney is entitled to an annual base salary of $350,000 (“Coveney Base Salary”). Mr. Coveney also received, upon entering into the Coveney Employment Agreement 26,500 RSUs. The RSUs are subject to the terms and conditions of the Company’s 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan”) and will vest in quarters on each of the first four anniversaries of the Coveney Effective Date. Mr. Coveney is also eligible to receive annual performance bonuses of up to 40% of his Base Salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion.

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The Coveney Employment Agreement will remain in effect until terminated by either party. Either party may terminate the Coveney Employment Agreement upon advance written notice of termination to the other party at least 30 days prior.

Pursuant to the Coveney Employment Agreement, if Mr. Coveney’s employment is terminated by the Company without Cause (as defined therein) or by Mr. Coveney for Good Reason (as defined therein), then the Company must pay Mr. Coveney, in addition to any then-accrued and unpaid obligations owed to him, 9 months of the then-current Coveney Base Salary, in exchange for release of claims.

The Coveney Employment Agreement also contains covenants restricting Mr. Coveney from soliciting the Company’s employees or customers for a period of 12 months after the termination of Mr. Coveney’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company or from disparaging the Company at any time.

As of December 31, 2023, Mr. Coveney has been awarded an aggregate of 26,500 RSUs, of which 26,500 remain unvested. All outstanding RSUs held by Mr. Coveney will become fully vested upon the occurrence of a Change in Control (as defined in the Incentive Plan). In addition, if we terminate Mr. Coveney’s employment without Cause or if Mr. Coveney terminates his employment for Good Reason, all outstanding RSUs shall immediately vest.

Facchini Employment Agreement

On May 24, 2021, Peter Facchini, Ph.D. entered into an employment agreement (the “Facchini Employment Agreement”) with the Company pursuant to which he serves as the Company’s Chief Innovation Officer, effective as of the September 16, 2021 closing date of the Company’s amalgamation (the “Facchini Effective Date”).

Pursuant to the Facchini Employment Agreement, as of the Facchini Effective Date, Dr. Facchini is entitled to a base salary of C$295,000 annually (“Facchini Base Salary”). Dr. Facchini also received a one-time signing bonus of C$50,000 and 11,522 RSUs, based on the price of the Company’s shares at the Facchini Effective Date. Half of any such RSUs are subject to time-based vesting, and the remaining half of any such RSUs are subject to market-based vesting. Additionally, Dr. Facchini received 10,500 RSUs as equity compensation. 5,250 of such RSUs are subject to time-based vesting, and the remaining 5,250 of such RSUs are subject to market-based vesting. The RSUs are subject to the terms and conditions of the Incentive Plan. The RSUs are subject to time-based vesting and shall vest in quarters on each of the first four anniversaries of the Facchini Effective Date.

The Facchini Employment Agreement will remain in effect until terminated by either party upon written notice by either party, unless the Company delivers advance written notice of termination to Dr. Facchini or Dr. Facchini delivers advance written notice of termination to the Company at least 30 days prior. In addition, the Facchini Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Facchini Employment Agreement.

Pursuant to the Facchini Employment Agreement, if Dr. Facchini’s employment is terminated by the Company without Cause (as defined in therein) or by Dr. Facchini for Good Reason (as defined therein), then the Company must pay Dr. Facchini, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Facchini Base Salary.

The Facchini Employment Agreement also contains covenants restricting Dr. Facchini from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Facchini’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2023, Dr. Facchini has been awarded an aggregate of 28,522 RSUs, of which 24,875 remain unvested. All outstanding RSUs held by Dr. Facchini will become fully vested upon the occurrence of a Change in Control. In addition, all outstanding RSUs subject to time-based vesting and held by Dr. Facchini will become fully vested if we terminate Dr. Facchini’s employment without Cause or if Dr. Facchini terminates his employment for Good Reason, and all outstanding RSUs subject to market-based vesting that would have vested on the vesting date occurring on or next following Dr. Facchini’s employment termination date will become fully vested, provided that the applicable performance goal has been achieved by such date. All shares underlying vested RSUs will not be converted into issued shares until after the earlier of a Change in Control or the termination of Dr. Facchini’s employment with the Company for any reason other than a termination by the Company for Cause.

Kanubaddi Employment Agreement

Mr. Kanubaddi served as our Chief Operating Officer from December 30, 2020 through June 17, 2023 and as our President from October 1, 2021 to June 17, 2023.

The Company entered into an employment agreement with Mr. Kanubaddi, dated December 2, 2020 (the “Kanubaddi Employment Agreement”). Pursuant to the Kanubaddi Employment Agreement, Mr. Kanubaddi served in the position of Chief Operating Officer. Mr. Kanubaddi was entitled to a base salary of $422,807. Mr. Kanubaddi was also eligible to receive annual performance bonuses of up to 50% of his base salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion. Mr. Kanubaddi was eligible to receive additional equity awards, as determined by the Company in its sole discretion. The Kanubaddi Employment Agreement also contained certain standard non-solicitation, non-disparagement and confidentiality requirements for Mr. Kanubaddi.

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On May 15, 2023, the Company announced budget cuts that led to an approximately 35% reduction in force (the “RIF”). Following the RIF, on May 18, 2023, the Company eliminated the positions of President and Chief Operating Officer. Accordingly, pursuant to the Kanubaddi Employment Agreement, the Company terminated the Kanubaddi Employment Agreement without Cause (as defined in therein) effective June 17, 2023 (the “Separation Date”). Subject to Mr. Kanubaddi’s delivery of a release of claims to the Company, in accordance with the terms of the Kanubaddi Employment Agreement, the Company agreed to (i) continue to pay Mr. Kanubaddi his base salary for the twelve-month period following the Separation Date, and (ii) pay Mr. Kanubaddi his annual performance bonus, if any, for 2022, subject to achievement of the applicable performance metrics and payable on the date such annual performance bonus would have been paid to him had he not incurred such a termination of employment. In addition, all unvested, time-based RSUs granted to Mr. Kanubaddi under the Incentive Plan immediately became vested, and any RSUs that were subject to performance-based vesting conditions became vested in accordance with the terms of the applicable award agreement. The Company agreed to convert all vested RSUs into shares of Common Stock on a one-for-one basis according to the Incentive Plan and the applicable award agreements and have them delivered to Mr. Kanubaddi within 60 days following the Separation Date.

As of December 31, 2023, Mr. Kanubaddi has been awarded an aggregate of 48,345 RSUs, of which 37,068 became vested upon his termination of employment with the Company on June 17, 2023, and the remaining 11,277 are unvested.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and restricted stock units (“RSUs”) outstanding as of December 31, 2023, including both awards subject to performance conditions and time-based awards, held by each of our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)
Joseph Tucker, Ph.D.	3,987	—	—	$74.00	4/5/2026	44,000	(1)	$57,200
						11,250	(2)	$14,625

Peter Facchini, Ph.D.	1,994	—	—	$74.00	4/5/2026	17,000	(3)	$22,100
						7,875	(4)	$10,238

Kevin Coveney	—	—	—	—	—	26,500	(5)	$34,450

Avani Kanubaddi	—	—	—	—	—	—		$—

(1) Represents the unvested portion of 44,000 RSUs granted to Dr. Tucker on January 25, 2023, each of which represents the right to receive one share of common stock upon vesting. The RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on January 25, 2024.

(2) Represents the unvested portion of 15,000 RSUs granted to Dr. Tucker on October 13, 2021, each of which represents the right to receive one share of common stock upon vesting. 50% of the RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on September 16, 2022. 50% of the RSUs shall vest in 3 approximately equal tranches on each of December 31, 2022, 2023 and 2024, if the Company’s average VWAP (calculated as the average over the fourth calendar quarter of each of 2022, 2023 and 2024, as applicable, of the daily VWAP of a share of common stock), exceeds $119.00, $130.50 and 143.50, respectively.

(3) Represents the unvested portion of 17,000 RSUs granted to Dr. Facchini on January 25, 2023, each of which represents the right to receive one share of common stock upon vesting. The RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on January 25, 2024.

(4) Represents the unvested portion of 10,500 RSUs granted to Dr. Facchini on October 13, 2021, each of which represents the right to receive one share of common stock upon vesting. 50% of the RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on September 16, 2022. 50% of the RSUs shall vest in 3 approximately equal tranches on each of December 31, 2022, 2023 and 2024, if the Company’s average VWAP (calculated as the average over the fourth calendar quarter of each of 2022, 2023 and 2024, as applicable, of the daily VWAP of a share of common stock), exceeds $119.00, $130.50 and $143.50, respectively.

(5) Represents the unvested portion of 26,500 RSUs granted to Kevin Coveney on March 13, 2023, each of which represents the right to receive one share of common stock upon vesting. The RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on March 13, 2024.

(6) The market value of the restricted stock unit awards is based on the closing price of our common stock of $1.30 per share at December 31, 2023.

Potential Payments Upon Termination of Employment or Change in Control

None of our named executive officers has a contract in place for change in control payments.

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The employment agreements of Joseph Tucker, Ph.D., Peter Facchini, Ph.D. and Kevin Coveney include provisions for severance pay equal to nine to twelve months of salary upon termination by the Company without cause, as defined in the employment agreements or termination by the employee for good reason, as defined in the employment agreements.

Each of our named executive officers have also been granted RSUs under the Incentive Plan, which are currently either fully vested or contain conditions providing for vesting upon change of control. Vested RSUs are eligible for conversion to an equivalent number of shares of Common Stock upon the first occurrence of a termination of employment for any reason other than a termination by the Company for cause or an event of change of control, and all unvested RSUs shall immediately vest upon the occurrence of a termination of employment by either the Company without cause, a termination of employment by the employee for good reason or an event of change of control, and provided the Company’s compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s stockholders for such issuances.

Pay Versus Performance

The following table shows the relationship between executive compensation actually paid to our principal executive officers (“PEOs”) and our other named executive officers (“NEOs”), excluding the PEOs, and certain financial performance of the Company during the last three fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021.

Year	Summary Compensation Table Total for Current PEO(1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for Former PEO(3)	Compensation Actually Paid to Former PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Loss (Millions)
2023	$577,065	$498,223	$-	$-	$286,324	$274,306	$0.61	$(17.5)
2022	$825,937	$106,925	$-	$-	$816,486	$(24,606)	$0.98	$(18.8)
2021	$2,478,138	$1,012,630	$6,887,816	$2,427,721	$2,556,197	$1,008,647	$21.83	$(49.0)

(1)	Dr. Joseph Tucker was our PEO for fiscal years 2023 and 2022 and was appointed Chief Executive Officer on September 16, 2021 for fiscal year 2021.

(2)	Compensation actually paid reported for the PEOs and the average of the non-PEO NEOs is calculated by adjusting the summary compensation totals in accordance with SEC rules and do not reflect the total compensation actually realized or received. The table below shows the additions and deductions to calculate “compensation actually paid” in each fiscal year as compared to the total compensation reported in the Summary Compensation Table. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

(3)	David Johnson was appointed Chairman and Chief Executive Officer on December 30, 2020. Mr. Johnson resigned as Chief Executive Officer and was appointed Executive Chairman of the Board on September 16, 2021.

(4)	The names of each of the NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Kevin Coveney, CFO, Peter Facchini, Ph.D., Chief Innovation Officer, and Avani Kanubaddi, Former President and Chief Operating Officer (ii) for 2022, Avani Kanubaddi, President and Chief Operating Officer, and Peter Facchini, Ph.D., Chief Innovation Officer; and (iii) for 2021, Avani Kanubaddi, President and Chief Operating Officer, Peter Facchini, Ph.D., Chief Innovation Officer, and Robert Wilkins, M.D., Former Chief Medical Officer. The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for Non-PEO NEOs:

	2023		2022		2021
	Current PEO	Non-PEO NEOs (Average)	Current PEO	Non-PEO NEOs (Average)	Current PEO	Former PEO	Non-PEO NEOs (Average)
Reported Summary Compensation Table total	$577,065	$286,324	$825,937	$816,486	$2,478,138	$6,887,816	$2,556,197
Less, value of Stock Awards reported in Summary Compensation Table	(126,280)	(42,393)	$-	$(377,813)	$(2,226,992)	$(6,469,066)	$(2,299,204)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	57,200	18,850	$-	$23,458	$761,484	$815,843	$341,760
Plus (less) fair value as of vesting date of equity awards that were granted and vested in the Year	0	11,800	$-	$-	$-	$1,193,128	$409,894
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(8,775)	9,946	$(628,854)	$(454,883)	$-	$-	$-
Plus (less), change in fair value from last day of prior year to vesting date of equity awards vested in the year	444	(2,048)	$(90,158)	$(31,854)	$-	$-	$-
Less, prior year-end fair value for equity awards forfeited in the year	(1,431)	(8174)	$-	$-	$-	$-	$-
Compensation actually paid	$498,223	$274,306	$106,925	$(24,606)	$1,012,630	$2,427,721	$1,008,647

(5)	The cumulative total shareholder return (“TSR”) measures the cumulative value of $100 invested on the last trading day before the earliest fiscal year in the table, or December 31, 2020, including the reinvestment of dividends, through and including the end of the applicable fiscal year for which TSR is calculated, or December 31, 2021, December 31, 2022, and December 31, 2023. The Company did not pay dividends in the periods presented.

19

Analysis of Information Presented in the Pay Versus Performance Table

The charts below provide an illustration of the relationship between compensation actually paid and (i) TSR and (ii) net loss for the periods presented.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee director during the fiscal year ended December 31, 2023. Directors who are also employees are not compensated for their service on our Board.

Name	Fees earned or paid in cash ($)(1)	Other compensation	Total ($)
George Kegler	59,000	—	59,000
Bevin O’Neil	39,375	—	39,375
Marcus Schabacker	52,000	—	52,000
Douglas Lind, M.D.	39,000	—	39,000
Michael Webb	175,000	—	175,000
Frank Pasqualone	57,500	—	57,500

(1) For the fiscal year ended December 31, 2023, each individual that serves as a non-employee director was eligible to receive (paid pro-rata in quarterly installments) an annual cash retainer in the amount of $40,000, with additional cash fees as follows: (i) $15,000 for services as the chair of the Audit Committee and $7,500 for services as a member of the Audit Committee, (ii) $10,000 for services as the chair of the Compensation Committee and $5,000 for services as a member of the Compensation Committee; (iii) $8,000 for services as the chair of the Nominating and Governance Committee and $4,000 for services as a member of the Nominating and Governance Committee; and (iv) $8,000 for services as the chair of the Science and Technology Committee and $4,000 for services as a member of the Science and Technology Committee. The remainder represents additional cash fees paid in cash in lieu of stock awards to be granted to each non-employee director.

As of December 31, 2023, there were no shares subject to outstanding equity awards held by our non-employee directors.

20

RELATED PERSON TRANSACTIONS AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

In addition to the director and executive officer compensation arrangements discussed in the “Executive Officer and Director Compensation” section in this proxy statement, since January 1, 2022 we have engaged in the following transactions in which:

●	the amounts involved exceeded or will exceed the lesser of (i) $120,000, or (ii) 1% of the average of the Company’s total assets at December 31, 2023 and December 31, 2022; and
●	any director, executive officer, holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest.

We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Consulting Agreement with David Johnson

The Company and David Johnson, the Company’s former Executive Chairman, entered into a consulting agreement on January 1, 2023 (the “January Agreement”). Pursuant to the January Agreement, Mr. Johnson agreed to provide consulting services to the Company effective January 1, 2023. Mr. Johnson earns $23,833 per month ($286,000 per annum) over the term of the January Agreement. The Company will also reimburse Mr. Johnson for such reasonable and necessary expenses incurred by him in carrying out his services under the January Agreement. The January Agreement will remain in effect until the earlier of (i) its termination pursuant to the terms of the January Agreement or (ii) the effectiveness of the spin-off of Akos Biosciences, Inc. (formerly known as Acanna Therapeutics, Inc.), a majority owned subsidiary of the Company (“Akos”) from the Company. During the term of the January Agreement, Mr. Johnson will provide services as requested by the Board. If the January Agreement is terminated without cause prior to the completion of the spin-off transaction of Akos, Company shall pay Mr. Johnson a termination fee of $286,000 over the 12 months following the termination of the January Agreement.

Policies and Procedures for Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our voting securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, has or will have a direct or indirect material interest and that involve consideration received or receivable by these persons in excess of the lesser of (i) $120,000, and (ii) one percent of the average of the Company’s total assets at year end for the last two completed fiscal years. In reviewing and approving these transactions, our Audit Committee obtains, or directs our management to obtain on its behalf, all information that the Audit Committee believes to be material to a review of the transaction prior to its approval. It is contemplated that no related person transaction will be entered into prior to the completion of these procedures; however, where permitted, a related person transaction may be ratified upon completion of these procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to the Company, we believe that all directors, executive officers and persons beneficially owning greater than 10% of the Company’s equity securities timely filed reports required by Section 16(a) of the Exchange Act during fiscal year 2023.

21

PROPOSAL 2:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Executive Officer and Director Compensation section, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2025 annual meeting.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. Our executive compensation programs for fiscal year 2024 reflect these significant changes to our management team and to our business while promoting our pay-for-performance philosophy and corporate governance best practices.

We believe that our compensation program balances the interests of all of our constituencies — our stockholders, our executive officers, the remainder of our employee base, our business partners and our community — by, among other things, focusing on achievement of corporate objectives, attracting and retaining highly-qualified executive management and maximizing long-term stockholder value. The Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Therefore, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

RESOLVED, on a non-binding, advisory basis only, that the compensation paid to the named executive officers of Enveric Biosciences, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve this proposal, on an advisory basis.

OUR BOARD RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

22

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2023.

The purpose of the Audit Committee is to assist the Company’s board of directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that prohibits its independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on the Company’s website at www.enveric.com. The Audit Committee is comprised solely of directors who satisfy the current independence standards promulgated by the Securities and Exchange Commission (the “SEC”) and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees.

The Audit Committee met on three occasions during the year ended December 31, 2023. The Audit Committee met privately in executive session with Marcum LLP as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of the Company throughout the year.

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

In fulfilling its oversight responsibilities for the financial statements for the fiscal year ended December 31, 2023, among other things, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Marcum LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2023;

●	Discussed with Marcum LLP the matters required to be discussed in accordance with Audit Standard No. 1301 – Communications with Audit Committees; and

●	Received written disclosures and the letter from Marcum LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee and the Audit Committee further discussed with Marcum LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum LLP, the Audit Committee recommended to Company’s board of directors that the audited financial statements be included in Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Members of the Enveric Biosciences, Inc. Audit Committee

George Kegler (Chair) Frank Pasqualone
Michael Webb

23

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. Our Board proposes that the stockholders ratify this appointment. Marcum LLP audited our financial statements for the fiscal year ended December 31, 2023. We expect that representatives of Marcum LLP will be present at the 2024 Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Effective September 1, 2022, Friedman LLP combined with Marcum LLP and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP. Friedman LLP continued to serve as our independent registered public accounting firm through September 20, 2022. On September 20, 2022, the Audit Committee approved the dismissal of Friedman LLP as of September 20, 2022, and Marcum LLP was engaged to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2022, effective immediately. The services previously provided by Friedman LLP are now provided by Marcum LLP.

The report of Friedman LLP on our consolidated financial statements for the fiscal year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2021, and the subsequent interim period through September 20, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman LLP, would have caused Friedman LLP to make reference to the subject matter of the disagreements in its audit reports on our combined and consolidated financial statements for such years.

During the fiscal year ended December 31, 2021, and the subsequent interim period through September 20, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses previously-disclosed in our Management’s Report on Internal Control Over Financial Reporting, as set forth in Item 4 “Controls and Procedures” of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and Item 9A “Controls and Procedures” of our Annual Report on Form 10-K for the year ended December 31, 2021. The material weakness was due to the small size of the Company, and the fact we do not maintain sufficient segregation of duties to ensure the processing, review and authorization of all transactions including non-routine transactions. The Audit Committee discussed the subject matter of the reportable events with Friedman LLP and notwithstanding these material weaknesses in internal control over financial reporting, we have concluded that, based on the Company’s knowledge, the consolidated financial statements, and other financial information included in its Annual Reports on Form 10-K for the fiscal year ended December 31, 2021 present fairly, in all material respects our financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

As reported in our Current Report on September 23, 2022, we provided Friedman LLP with a copy of the above disclosure at the time of its dismissal, and requested that Friedman LLP furnish us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agreed with the statements we made above. As reported in an Amendment to our Current Report on October 6, 2022, Friedman LLP provided us with a letter in response to our disclosures.

During the fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through September 20, 2022, neither we nor anyone acting on our behalf consulted with Marcum LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Marcum LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, except pursuant to Marcum LLP’s engagement as our independent registered public accounting firm prior to June 23, 2021 and as disclosed in the Current Report on Form 8-K/A filed with the SEC on June 29, 2021, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K) except pursuant to Marcum LLP’s engagement as our independent registered public accounting firm prior to June 23, 2021 and as disclosed in the Current Report on Form 8-K/A filed with the SEC on June 29, 2021.

In deciding to appoint Marcum LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum LLP and concluded that Marcum LLP has no commercial relationship with us that would impair its independence for the fiscal year ending December 31, 2024.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Friedman LLP and Marcum LLP for the audit of our annual financial statements for the year ended December 31, 2023 and for the year ended December 31, 2022, and fees billed for other services rendered by Friedman LLP and Marcum LLP, respectively, during those periods ($ amounts in thousands).

	Year Ended December 31, 2023	Year Ended December 31, 2022
Type of Fees
Audit Fees (1)	$375,740	$286,095
Audit-Related Fees (2)	$-	$-
Tax Fees (3)	$-	$-
All Other Fees (4)	$-	$-
Total	$375,740	$286,095

(1)	Audit Fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements.
(2)	Audit-Related Fees consists of fees reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.
(4)	All Other Fees consist of fees for other miscellaneous items.

24

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of the independent registered public accounting firm.

OUR BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

25

PROPOSAL 4:

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

General

Pursuant to Section 14A of the Exchange Act (which was amended by the Dodd-Frank Act), the Company is also required to obtain a stockholder advisory vote as to how often we should include a proposal, like Proposal 2 in this proxy statement, asking for an advisory vote on the compensation paid to our named executive officers. Therefore, we are asking our stockholders to express their preference as to whether the Company should include an advisory vote to approve the compensation of our named executive officers every one, two, or three years. Stockholders may also, if they wish, abstain from casting a vote on this proposal. In considering their vote, stockholders may wish to carefully review the information presented in connection with Proposal 2 of this proxy statement. While the Board intends to carefully consider the stockholder vote resulting from this proposal, this is an advisory vote and, as such, will not be binding on the Board.

The appropriate frequency of an advisory vote on executive compensation is the subject of diverging opinions and views, and we believe there is reasonable basis for each of the three options. Less frequency would encourage a more long-term, rather than short-term, analysis of our executive compensation programs and would avoid the burden that annual votes would impose on stockholders required to evaluate the compensation programs of a large number of companies each year. On the other hand, greater frequency provides stockholders the opportunity to react promptly to emerging trends in compensation and gives the Board and the Compensation Committee the opportunity to evaluate individual compensation decisions and compensation program changes each year in light of the timely feedback from stockholders.

After careful consideration, our Board has determined that an advisory vote on named executive officer compensation that occurs every one year is the most appropriate alternative for our Company. A one-year interval will provide the most effective timeframe for the Company to regularly assess stockholder feedback. Therefore, our Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required for the advisory approval of this proposal. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation.

Board Recommendation

The Board recommends that the stockholders vote for the option of every “ONE YEAR” as the future frequency with which stockholders will be provided an advisory vote on the compensation of our named executive officers.

Unless a proxy is marked to give a different direction, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of a triennial advisory vote on the compensation of our named executive officers.

26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) as of April 8, 2024, by:

●	each person known by us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock, of which there are none;

●	each director and director nominee;

●	each of our executive officers named in the Summary Compensation Table included in this proxy statement; and

●	all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. We deem shares of our common stock which the stockholder has the right to acquire within 60 days of April 8, 2024, whether through the vesting of restricted stock units, or RSUs, or the exercise or conversion of any stock option, convertible security, warrant or other right, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The indication herein that shares are beneficially owned is not an admission on the part of the stockholder that he, she or it is a direct or indirect beneficial owner of those shares.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Enveric Biosciences, Inc. 4851 Tamiami Trail N., Suite 200, Naples, FL 34103. As of April 8, 2024, we had 7,294,005 shares of Common Stock outstanding.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Officers and Directors
Joseph Tucker, Ph.D. (1)	46,537	*
Peter Facchini, Ph.D. (2)	33,943	*
Kevin Coveney (3)	6,625	*
Frank Pasqualone (4)	1,000	*
George Kegler (5)	320	*
Marcus Schabacker, M.D., Ph.D. (6)	320	*
Michael Webb	-	*
Sheila DeWitt, Ph.D.	-	*
All directors and current executive officers as a group of eight (8) persons (7)	88,745	1.2%

* Represents less than 1%

(1)	Includes 29,260 shares of Common Stock, 3,987 options to purchase Common Stock exercisable within 60 days of April 8, 2024, and warrants to purchase 13,290 shares of Common Stock exercisable within 60 days of April 8, 2024.

(2)	Includes 19,722 shares of Common Stock, 1,994 options to purchase Common Stock exercisable within 60 days of April 8, 2024, and warrants to purchase 12,227 shares of Common Stock exercisable within 60 days of April 8, 2024.

(3)	All share amounts consist of Common Stock.

(4)	All share amounts consist of Common Stock.

(5)	All share amounts consist of Common Stock.

(6)	All share amounts consist of Common Stock.

(7)	Includes 57,247 shares of Common Stock, options to purchase 5,981 shares of Common Stock exercisable within 60 days of April 8, 2024, and warrants to purchase 25,517 shares of Common Stock exercisable within 60 days of April 8, 2024.

27

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to our directors, officers, employees and certain persons performing services for us. The Corporate Code of Conduct and Ethics and Whistleblower Policy addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Corporate Code of Conduct and Ethics and Whistleblower Policy, employee misconduct, improper conflicts of interest or other violations. Our Corporate Code of Conduct and Ethics and Ethics and Whistleblower Policy is available on our website at www.enveric.com in the “Corporate Governance” section found under the “Investors” tab. Disclosure regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct and Ethics and Whistleblower Policy that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Annual Meeting or any adjournment, continuation or postponements thereof. Our Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a stockholder proposal (other than for director nominations) submitted for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders must be delivered to the Company’s Secretary at our corporate office at 4851 Tamiami Trail N, Suite 200, Naples, Florida 34103 no later than December 17, 2024, or, if the date of our 2025 Annual Meeting of Stockholders is more than 30 days from the anniversary date of the 2024 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2025 Annual meeting of stockholders.

If you intend to present a proposal at our 2024 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2024 Proxy Statement, you must deliver a copy of your proposal to the Company’s Secretary at our corporate office listed above no earlier than January 31, 2025 and no later than the close of business on March 3, 2025. The proposal must contain certain information specified in our Bylaws; provided, however, that in the event that the date of our 2025 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2024 Annual Meeting of Stockholders, your notice will be timely if we receive it no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the date on which a public announcement setting forth the date of such meeting is first made. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act no later than March 31, 2025.

Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2025 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

Naples, Florida
April 16, 2024

28

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V43450-P07943

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVERIC BIOSCIENCES, INC.

	For All	Withhold All	For All Except
1. Election of six directors, to serve until the Company's 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified, for which the following are nominees:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Michael D. Webb
02) George Kegler
03) Frank Pasqualone
04) Marcus Schabacker, M.D., Ph.D.
05) Joseph Tucker, Ph.D.
06) Sheila DeWitt, Ph.D.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. *Say-on-Frequency Proposal* — To recommend, by a non-binding advisory vote, whether the non-binding advisory vote to approve the compensation of our named executive officers should occur every one year, every two years, or every three years:	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report are available at www.proxyvote.com.

V43451-P07943

ENVERIC BIOSCIENCES, INC.
Annual Meeting of Stockholders
May 28, 2024 10:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joseph Tucker and Kevin Coveney, and each of them (the "Proxies"), as Proxies of the undersigned, with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enveric Biosciences, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on May 28, 2024, virtually at www.virtualshareholdermeeting.com/ENVB2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side